UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10319

USA MUTUALS
(Exact name of Registrant as specified in charter)

700 N. Pearl Street, Suite 900
Dallas, TX 75201
(Address of principal executive offices) (Zip code)

Jerry Szilagyi
700 N. Pearl Street, Suite 900
Dallas, TX 75201
(Name and address of agent for service)

(214) 953-0066
Registrant's telephone number, including area code

Date of fiscal year end: March 31, 2013

Date of reporting period:  March 31, 2013

Item 1. Reports to Stockholders.

Vice Fund
Investor Class Shares (VICEX)
Class A Shares (VICAX)
Class C Shares (VICCX)

Generation Wave Growth Fund
Investor Class Shares (GWGFX)

each a series of USA MUTUALS

Annual Report
March 31, 2013

Mutuals Advisors, Inc.
Plaza of the Americas
700 North Pearl Street
Suite 900
Dallas, Texas  75201
Phone:  1-866-264-8783
Web:  www.USAMutuals.com

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	5

INVESTMENT HIGHLIGHTS	7

PORTFOLIO OF INVESTMENTS – VICE FUND	11

SCHEDULE OF OPTIONS WRITTEN – VICE FUND	14

PORTFOLIO OF INVESTMENTS – GENERATION WAVE GROWTH FUND	16

SCHEDULE OF OPTIONS WRITTEN –
GENERATION WAVE GROWTH FUND	19

STATEMENTS OF ASSETS AND LIABILITIES	21

STATEMENTS OF OPERATIONS	23

STATEMENTS OF CHANGES IN NET ASSETS	24

FINANCIAL HIGHLIGHTS	26

NOTES TO FINANCIAL STATEMENTS	30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	43

ADDITIONAL INFORMATION	44

LETTER TO SHAREHOLDERS

Dear Shareholder:

Financial Conditions During Fiscal Year Period

The S&P 500 Index had a quarterly percentage gain or loss of 10% in only one of four quarters of the fiscal year ending March 31, 2013, a sharp contrast to the previous three fiscal years. Over the past 4 fiscal years the S&P 500 Index had exhibited quarterly percentage gains or losses of 10% or more in 9 of 16 quarters (56.3%). The limited volatility exhibited during the past fiscal year is more representative of normal historical volatility.

As the fiscal year came to a close on March 31, 2013, the U.S. equity market had survived the “fiscal cliff”, the European markets survived continued recession, and the lack of news on the economies of Portugal, Italy, Greece and Spain helped to inflate worldwide markets. Central Banks worldwide continued to be accommodative, providing easy credit to their markets, and as a result, equity markets worldwide seemed to have a rising floor of support.

Historical Market Performance of the Funds

During the fiscal year period ending March 31, 2013, shares of the Vice Fund Investor Class increased in value by 17.44% while the S&P 500 Index increased by 13.96%. Over the same period shares of Vice Fund Class A increased by 17.40% and shares of Vice Fund Class C increased by 16.56%, without sales charge. The Vice Fund benefited from better market performance relative to the benchmark S&P 500 Index from investments in the Alcohol and Defense industries. On average, investments in Gaming were flat, relative to the benchmark, while investments in Tobacco, on average, underperformed the S&P 500 Index. The combination of the four sectors, however, outperformed the benchmark. The Vice Fund utilized short equity option positions to rebalance the portfolio and to take advantage of opportunities that helped to provide additional revenue to the Vice Fund, especially in the Defense and Gaming sectors. Galaxy Entertainment, the Macau based casino, was the best performing holding for the second year running, while Imperial Tobacco Group plc of the United Kingdom was the worst performer.

Generation Wave gained 11.76% over the fiscal year period ending March 31, 2013, while the S&P 500 Index increased by 13.96%. Weakness in technology shares contributed to the Fund’s underperformance, but the turnaround in financial and healthcare shares provided performance that almost offset the losses in technology holdings. Intel was the biggest loser in the technology sector and the Fund, while Merck was the best performing holding in the Fund. Short equity options were utilized in Generation Wave during the fiscal year which lowered the volatility of the Fund and provided additional income to selected investments.

Outlook – the Federal Reserve Bank’s Two Legged Stool

During the past fiscal year, the U.S. Federal Reserve initiated an indefinite “quantitative easing” amounting to $85 billion of long term bond purchases per month, with no defined end date. The total amount of purchases for the fiscal year equaled the annual U.S. Government fiscal deficit and had a result of keeping interest rates historically low. The Fed’s balance sheet has bloated to levels never seen before, and the U.S. Government debt has eclipsed $16.8 trillion. The amount of U.S. Government debt outstanding is equal to

100% of the U.S. Gross Domestic Product (“GDP”). While academic teams debate the relevance of the percent of debt to GDP, the missing leg of the stool is the refinancing risk of the massive U.S. debt, and the cost of debt service as a percent of GDP. With artificially low interest rates Congress has no immediate need to stop deficit spending and the Federal Reserve indirectly is supporting deficit spending by removing the true cost of financing debt. A 1% increase in the weighted average refinancing rate would at least double the cost of U.S. Government debt service, which will add to the deficit, or curtail spending. We believe the clear investment risk of the next few years is in fixed income and it is wise to consult your investment adviser to discuss this potential risk. We feel equity investments should perform better than fixed income over the next fiscal year.

Gerald Sullivan
Portfolio Manager

Past performance does not guarantee future results.

Opinions expressed are those of Mutuals Advisors and are subject to change, are not guaranteed, and should not be considered a recommendation to buy or sell any security.

This report is authorized for use when preceded or accompanied by a prospectus. Read it carefully before investing or sending money.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. For a complete list of Fund holdings, please see the Schedule of Investments in this report.

Mutual fund investing involves risk; principal loss is possible. The Funds are non-diversified, meaning they may concentrate their assets in fewer individual holdings than a diversified fund. Therefore, the Funds are more exposed to individual stock volatility than diversified funds. The Funds invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Funds invest in small to mid-sized capitalization companies, which involve additional risks such as limited liquidity and greater volatility. Because the Generation Wave Growth Fund may invest in third-party investment companies, including open-end mutual funds and other investment companies, your cost of investing in the Fund will generally be higher than the cost of investing directly in the shares of the mutual funds in which it invests. By investing in the Generation Wave Growth Fund, you will indirectly bear your share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of those funds. Please refer to the prospectus for more information about the Generation Wave Growth Fund, including risks, fees and expenses.

The Funds may also write call options, which may limit the Funds’ ability to profit from increases in the market value of a security, but cause it to retain the risk of loss should the price of the security decline. The Funds may also invest in companies that manufacture and distribute precious metals such as silver, which involves additional risks, such as the possibility for substantial price fluctuations over a short period of time.  Diversification does not assure a profit or protect against loss in a declining market.

The Funds may invest in derivatives, specifically call and put options.  Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments.  The Funds may engage in short sales of securities, which involves the risk that losses may exceed the original amount invested.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

The USA Mutuals Funds are distributed by Quasar Distributors, LLC.

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, and (2) ongoing costs, including advisory fees, distribution (12b-1) fees and other Fund expenses.  If you purchase Class A shares of the Funds you will pay an initial sales charge of 5.75% when you invest.  A 1.00% contingent deferred sales charge is imposed on Class C shares redeemed within twelve months of purchase.  The Investor Class shares of the Funds charge no sales load.  In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent.  You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Funds within 60 days of purchase.  IRA accounts will be charged a $15.00 annual maintenance fee.  To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/12 – 3/31/13).

Actual Expenses

The following table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Hypothetical Example for Comparison Purposes

The following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare

EXPENSE EXAMPLE (Unaudited) (Continued)

this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	October 1, 2012 -	Annualized
	October 1, 2012	March 31, 2013	March 31, 2013	Expense Ratio
Based on Actual Fund Returns
Vice Fund
Investor Class*	$1,000.00	$1,145.70	$ 8.83	1.65%
Class A*	1,000.00	1,146.00	8.83	1.65
Class C*	1,000.00	1,141.80	12.82	2.40
Generation Wave Growth Fund*	1,000.00	1,073.50	9.05	1.75

*	Expenses are equal to the Funds’ annualized expense ratio by class multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	October 1, 2012 -	Annualized
	October 1, 2012	March 31, 2013	March 31, 2013	Expense Ratio
Based on Hypothetical
5% Yearly Returns
Vice Fund
Investor Class*	$1,000.00	$1,016.70	$8.30	1.65%
Class A*	1,000.00	1,016.70	8.30	1.65
Class C*	1,000.00	1,013.04	12.11	2.40
Generation Wave Growth Fund*	1,000.00	1,016.21	8.80	1.75

*	Expenses are equal to the Funds’ annualized expense ratio by class multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

INVESTMENT HIGHLIGHTS (Unaudited)

Sector Breakdown % Total Investments

Vice Fund	Generation Wave Growth Fund

Total Returns as of March 31, 2013*

	Vice Fund -	S&P 500
Average Total Returns	Investor Class	Index
Six months	14.57%	10.19%
One year	17.44%	13.96%
Average annual three years	17.73%	12.68%
Average annual five years	4.73%	5.81%
Average annual ten years	12.55%	8.52%
Average annual since inception 8/30/02	10.10%	7.36%

	Vice Fund - Class A	Vice Fund - Class A	S&P 500
Average Total Returns	(with sales charge)	(without sales charge)	Index
Six months	7.99%	14.60%	10.19%
One year	10.64%	17.40%	13.96%
Average annual since inception 12/8/11	20.49%	26.06%	22.76%

	Vice Fund - Class C	Vice Fund - Class C	S&P 500
Average Total Returns	(with sales charge)	(without sales charge)	Index
Six months	13.18%	14.18%	10.19%
One year	15.56%	16.56%	13.96%
Average annual since inception 12/8/11	24.20%	25.20%	22.76%

	Generation Wave	S&P 500
Average Total Returns	Growth Fund	Index
Six months	7.35%	10.19%
One year	11.76%	13.96%
Average annual three years	6.29%	12.68%
Average annual five years	0.98%	5.81%
Average annual ten years	6.48%	8.52%
Average annual since inception 6/21/01	2.51%	4.07%

*
With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.75% for Class A and the applicable contingent deferred sales charge for Class C. Returns without sales charges do not reflect the current maximum sales charges. Had the sales charges been included, the returns would be reduced.

INVESTMENT HIGHLIGHTS (Unaudited) (Continued)

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of a Fund may be lower or higher than the performance quoted. In the absence of the existing fee waivers, the total return would be reduced. Performance data current to the most recent month end may be obtained by calling 1-866-264-8783.

The returns shown on the graph and table assume reinvestment of dividends and capital gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. One cannot invest directly in an index.

The Funds impose a 1.00% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

INVESTMENT HIGHLIGHTS (Unaudited) (Continued)

Vice Fund – Investor Class

This chart assumes an initial gross investment of $10,000 made on March 31, 2003.

Hypothetical Comparison of Change in Value of $10,000 Investment

Vice Fund – Class A and Class C

This chart assumes an initial gross investment of $10,000 made on December 8, 2011 (the commencement of operations).

Hypothetical Comparison of Change in Value of $10,000 Investment

**	Assumes the deduction of the current maximum initial sales charge of 5.75% for Class A and the applicable contingent deferred sales charge for Class C.

INVESTMENT HIGHLIGHTS (Unaudited) (Continued)

Generation Wave Growth Fund

This chart assumes an initial gross investment of $10,000 made on March 31, 2003.

Hypothetical Comparison of Change in Value of $10,000 Investment

PORTFOLIO OF INVESTMENTS

Vice Fund
March 31, 2013

COMMON STOCKS 95.2%	Shares	Value
Aerospace & Defense 24.2%
The Boeing Co. (c)	39,900	$3,425,415
General Dynamics Corp.	35,000	2,467,850
Honeywell International Inc.	40,000	3,014,000
L-3 Communications Holdings, Inc. (c)	26,000	2,103,920
Lockheed Martin Corp.	31,000	2,992,120
Northrop Grumman Corp. (c)	30,000	2,104,500
Precision Castparts Corp. (c)	10,000	1,896,200
Raytheon Co. (c)	55,300	3,251,087
Rockwell Collins, Inc.	30,000	1,893,600
Rolls-Royce Holdings PLC (a)(b)	76,521	1,313,855
Smith & Wesson Holdings Corp. (a)(c)	225,000	2,025,000
Sturm Ruger & Co., Inc. (c)	27,900	1,415,367
United Technologies Corp. (c)	45,000	4,204,350
		32,107,264
Alcoholic Beverages 23.4%
Anheuser-Busch InBev NV (b)	35,000	3,465,813
Anheuser-Busch InBev Sa/NV - ADR (b)	10,000	995,500
Beam, Inc. (c)	25,200	1,601,208
The Boston Beer Co., Inc. - Class A (a)(c)	10,000	1,596,400
Brown-Forman Corp. - Class B	30,000	2,142,000
Carlsberg A/S (b)	23,000	2,238,154
Constellation Brands, Inc. - Class A (a)(c)	54,900	2,615,436
Diageo PLC - ADR (b)(c)	35,000	4,404,400
Heineken NV (b)	40,000	3,014,921
Molson Coors Brewing Co. - Class B (c)	59,400	2,906,442
Pernod Ricard SA (b)	15,000	1,869,135
SABMiller PLC (b)	80,000	4,210,718
		31,060,127
Casinos, Gambling & Lotteries 23.8%
Churchill Downs, Inc.	23,000	1,610,920
Galaxy Entertainment Group Ltd. (a)(b)	1,300,000	5,426,052
International Game Technology (c)	52,200	861,300
Ladbrokes PLC (b)	300,000	1,029,280
Las Vegas Sands Corp. (c)	96,900	5,460,315

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS (Continued)

Vice Fund
March 31, 2013

COMMON STOCKS 95.2% (Continued)	Shares	Value
Casinos, Gambling & Lotteries 23.8% (Continued)
MGM Resorts International (a)(c)	380,500	$5,003,575
Penn National Gaming, Inc. (a)(c)	60,000	3,265,800
Sands China Ltd. (b)	500,000	2,592,576
William Hill PLC (b)	201,453	1,132,260
Wynn Macau Ltd. (a)(b)	874,600	2,320,985
Wynn Resorts Ltd. (c)	22,300	2,791,068
		31,494,131

Tobacco Manufacturing 23.8%
Altria Group, Inc. (c)	250,000	8,597,500
British American Tobacco PLC - ADR (b)	35,000	3,746,750
Imperial Tobacco Group plc - ADR (b)	52,210	1,823,816
Lorillard, Inc. (c)	155,000	6,254,250
Philip Morris International Inc. (c)	80,000	7,416,800
Reynolds American Inc. (c)	85,000	3,781,650
		31,620,766
Total Common Stocks (Cost $87,406,755)		126,282,288

PREFERRED STOCK 2.9%
Alcoholic Beverages 2.9%
Companhia de Bebidas das Americas (AmBev) - ADR (b)	90,000	3,809,700
Total Preferred Stock (Cost $3,332,081)		3,809,700
PURCHASED CALL OPTION 0.0%
Casinos, Gambling & Lotteries 0.0%
MGM Resorts International:
Expiration: June, 2013, Exercise Price: $13.00	200	18,200
Total Purchased Call Option (Cost $21,510)		18,200
RIGHTS 0.1%
Casinos, Gambling & Lotteries 0.1%
William Hill PLC (b)	44,767	84,347
Total Rights (Cost $78,385)		84,347

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS (Continued)

Vice Fund
March 31, 2013

SHORT-TERM INVESTMENT 1.7%	Shares/Principal	Value
Investment Company 0.6%
Fidelity Institutional Money Market Portfolio, 0.083%(1)	824,494	$824,494
Total Investment Company (Cost $824,494)
		824,494
U.S. Treasury Bill 1.1%
0.085%, 08/31/2013	$1,500,000	1,499,544
Total U.S. Treasury Bill (Cost $1,499,408)		1,499,544
Total Short-Term Investments (Cost $2,323,902)		2,324,038
Total Investments (Cost $93,162,633) 99.9%		132,518,573
Other Assets in Excess of Liabilities 0.1%		160,767
TOTAL NET ASSETS 100.0%		$132,679,340

(1)	These Securities have fluctuating yields. The yields listed is the 7-day yield as of March 31, 2013.
ADR - American Depositary Receipt.
(a)	Non Income Producing.
(b)	Foreign Issued Securities.
(c)	All or a portion of the investment is designated by the Fund as collateral for written options. As of March 31, 2013, the fair value of collateral is $44,259,165.

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF OPTIONS WRITTEN

Vice Fund
March 31, 2013

WRITTEN CALL OPTIONS 0.8%	Contracts	Value
Altria Group, Inc.:
Expiration: June, 2013, Exercise Price: $34.00	850	$86,700
Expiration: June, 2013, Exercise Price: $35.00	700	34,300
Beam, Inc.:
Expiration: April, 2013, Exercise Price: $65.00	100	2,000
The Boeing Co.:
Expiration: April, 2013, Exercise Price: $87.50	200	13,400
The Boston Beer Co, Inc.:
Expiration: April, 2013, Exercise Price: $160.00	100	31,000
Constellation Brands, Inc.:
Expiration: April, 2013, Exercise Price: $47.50	300	58,500
Diageo PLC:
Expiration: July, 2013, Exercise Price: $125.00	200	86,000
International Game Technology:
Expiration: April, 2013, Exercise Price: $17.00	200	4,000
L-3 Communications Holdings, Inc.:
Expiration: April, 2013, Exercise Price: $80.00	150	24,000
Las Vegas Sands Corp.:
Expiration: April, 2013, Exercise Price: $55.00	300	67,800
Expiration: April, 2013, Exercise Price: $57.50	100	9,400
Expiration: May, 2013, Exercise Price: $57.50	150	32,250
Lorillard, Inc.:
Expiration: May, 2013, Exercise Price: $42.50	700	34,300
Expiration: June, 2013, Exercise Price: $45.00	250	4,500
MGM Resorts International:
Expiration: April, 2013, Exercise Price: $13.00	750	32,250
Expiration: May, 2013, Exercise Price: $13.00	150	10,950
Expiration: May, 2013, Exercise Price: $14.00	200	6,200
Expiration: June, 2013, Exercise Price: $14.00	200	9,800
Molson Coors Brewing Co.:
Expiration: April, 2013, Exercise Price: $45.00	250	102,500
Northrop Grumman Corp.:
Expiration: May, 2013, Exercise Price: $70.00	200	32,000
Penn National Gaming, Inc.:
Expiration: April, 2013, Exercise Price: $50.00	250	112,500
Expiration: May, 2013, Exercise Price: $55.00	25	3,875
Philip Morris International Inc.:
Expiration: May, 2013, Exercise Price: $95.00	200	19,600
Expiration: June, 2013, Exercise Price: $95.00	100	15,100
Precision Castparts Corp.:
Expiration: June, 2013, Exercise Price: $195.00	100	45,000

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF OPTIONS WRITTEN (Continued)

Vice Fund
March 31, 2013

WRITTEN CALL OPTIONS 0.8% (Continued)	Contracts	Value
Raytheon Co.:
Expiration: May, 2013, Exercise Price: $55.00	3	$1,128
Expiration: May, 2013, Exercise Price: $57.50	150	26,400
Expiration: May, 2013, Exercise Price: $60.00	100	5,900
Reynolds American Inc.:
Expiration: May, 2013, Exercise Price: $46.00	500	12,500
Smith & Wesson Holdings Corp.:
Expiration: June, 2013, Exercise Price: $10.00	1,500	48,000
Expiration: June, 2013, Exercise Price: $11.00	491	7,365
Sturm Ruger & Co, Inc.:
Expiration: April, 2013, Exercise Price: $50.50	29	4,205
Expiration: April, 2013, Exercise Price: $55.50	100	2,000
Expiration: July, 2013, Exercise Price: $55.50	150	24,000
United Technologies Corp.:
Expiration: May, 2013, Exercise Price: $92.50	200	55,800
Expiration: May, 2013, Exercise Price: $95.00	150	22,050
Wynn Resorts Ltd.:
Expiration: April, 2013, Exercise Price: $125.00	71	19,241
Expiration: May, 2013, Exercise Price: $130.00	50	12,050
Total Written Call Options (Premiums received $979,887)		$1,118,564

WRITTEN PUT OPTIONS 0.0%
Altria Group, Inc.:
Expiration: April, 2013, Exercise Price: $33.00	100	600
Total Written Put Options (Premiums received $2,800)		600
Total Written Options (Premiums received $982,687)		$1,119,164

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS

Generation Wave Growth Fund
March 31, 2013

COMMON STOCKS 93.7%	Shares	Value
Accommodation & Food Services 9.2%
Hotels, Restaurants & Leisure 4.0%
Las Vegas Sands Corp. (c)	10,000	$563,500
Restaurants & Other Eating Places 5.2%
Yum! Brands, Inc. (c)	10,000	719,400
		1,282,900
Finance & Insurance 4.1%
Metlife, Inc. (c)	15,000	570,300
		570,300
Information 7.6%
Software Publishers 4.1%
Microsoft Corp. (c)	20,000	572,200
Wired Telecommunications Carriers 3.5%
Verizon Communications, Inc. (c)	10,000	491,500
		1,063,700
Manufacturing 51.0%
Aerospace Product & Parts Manufacturing 4.5%
Smith & Wesson Holdings Corp. (a)(c)	70,000	630,000
Alumina and Aluminum Production & Processing 1.5%
Alcoa, Inc.	25,000	213,000
Apparel Knitting Mills 3.7%
Under Armour, Inc. - Class A (a)(c)	10,000	512,000
Beverage Manufacturing 4.3%
The Coca-Cola Co. (c)	15,000	606,600
Petroleum & Coal Products Manufacturing 6.4%
Exxon Mobil Corp. (c)	10,000	901,100
Pharmaceutical & Medicine Manufacturing 3.2%
Merck & Co., Inc. (c)	10,000	442,300
Resin, Synthetic Rubber & Artificial Synthetic Fibers &
Filaments Manufacturing 9.8%
The Dow Chemical Co. (c)	20,000	636,800
E. I. du Pont de Nemours & Co. (c)	15,000	737,400
		1,374,200
Semiconductor & Other Electronic Component Manufacturing 3.6%
Intel Corp. (c)	23,000	502,550

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS (Continued)

Generation Wave Growth Fund
March 31, 2013

COMMON STOCKS 93.7% (Continued)	Shares	Value
Manufacturing 51.0% (Continued)
Soap, Cleaning Compound & Toilet Preparation Manufacturing 4.2%
Colgate-Palmolive Co. (c)	5,000	$590,150
Tobacco Manufacturing 9.8%
Lorillard, Inc. (c)	27,900	1,125,765
Reynolds American Inc. (c)	5,500	244,695
		1,370,460
		7,142,360
Mining, Quarrying & Oil & Gas Extraction 16.5%
Metal Ore Mining 6.8%
Barrick Gold Corp. (b)	10,000	294,000
Freeport-McMoRan Copper & Gold Inc.	20,000	662,000
		956,000
Oil & Gas Extraction 1.8%
EXCO Resources, Inc. (c)	35,000	249,550
Support Activities for Mining 7.9%
Rowan Companies plc - Class A (a)(b)(c)	10,000	353,600
Schlumberger Ltd. (b)(c)	10,000	748,900
		1,102,500
		2,308,050
Retail Trade 5.3%
Wal-Mart Stores, Inc. (c)	10,000	748,300
		748,300
Total Common Stocks (Cost $12,844,275)		13,115,610

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS (Continued)

Generation Wave Growth Fund
March 31, 2013

SECTOR FUND 2.0%	Shares/Principal	Value
Mining 2.0%
iShares Silver Trust (a)	10,000	$274,200
Total Sector Fund (Cost $216,755)		274,200
SHORT-TERM INVESTMENT 4.7%
Investment Company 1.1%
Fidelity Institutional Money Market Portfolio, 0.083%(1)	160,675	160,675
Total Investment Company (Cost $160,675)		160,675
U.S. Treasury Bill 3.6%
0.135%, 4/18/2013	$500,000	499,968
Total U.S. Treasury Bill (Cost $499,968)		499,968
Total Short-Term Investments (Cost $660,643)		660,643
Total Investments (Cost $13,721,673) 100.4%		14,050,453
Liabilities in Excess of Other Assets (0.4)%		(55,625)
TOTAL NET ASSETS 100.0%		$13,994,828

(1)	These securities have fluctuating yields. The yield listed is the 7-day yield as of March 31, 2013.
(a)	Non Income Producing.
(b)	Foreign Issued Securities.
(c)	A portion of the investment is designated by the Fund as collateral for written options. As of March 31, 2013, the fair value of collateral is $11,654,795.

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF OPTIONS WRITTEN

Generation Wave Growth Fund
March 31, 2013

WRITTEN CALL OPTIONS 3.1%	Contracts	Value
The Coca Cola Co.:
Expiration: May, 2013, Exercise Price: $39.00	150	$26,250
Colgate-Palmolive Co.:
Expiration: May, 2013, Exercise Price: $115.00	50	20,450
The Dow Chemical Co.:
Expiration: May, 2013, Exercise Price: $34.00	200	6,600
E. I. du Pont de Nemours & Co.:
Expiration: April, 2013, Exercise Price: $47.00	150	34,800
EXCO Resources, Inc.:
Expiration: April, 2013, Exercise Price: $7.00	350	13,650
Exxon Mobil Corp.:
Expiration: April, 2013, Exercise Price: $90.00	100	11,100
Intel Corp.:
Expiration: May, 2013, Exercise Price: $22.00	150	8,100
Las Vegas Sands Corp.:
Expiration: May, 2013, Exercise Price: $55.00	100	33,500
Lorillard, Inc.:
Expiration: May, 2013, Exercise Price: $42.50	250	12,250
Merck & Co., Inc.:
Expiration: April, 2013, Exercise Price: $44.00	100	7,000
Metlife, Inc.:
Expiration: May, 2013, Exercise Price: $39.00	150	14,850
Microsoft Corp.:
Expiration: April, 2013, Exercise Price: $28.00	200	17,400
Reynolds American Inc.:
Expiration: May, 2013, Exercise Price: $46.00	55	1,375
Rowan Companies plc:
Expiration: May, 2013, Exercise Price: $35.00	100	16,250
Schlumberger Ltd.:
Expiration: May, 2013, Exercise Price: $75.00	100	23,900
Smith & Wesson Holdings Corp.:
Expiration: June, 2013, Exercise Price: $10.00	700	22,400
Under Armour, Inc.:
Expiration: April, 2013, Exercise Price: $50.00	100	24,500
Verizon Communications, Inc.:
Expiration: April, 2013, Exercise Price: $44.00	100	51,500

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF OPTIONS WRITTEN (Continued)

Generation Wave Growth Fund
March 31, 2013

WRITTEN CALL OPTIONS 3.1% (Continued)	Contracts	Value
Wal-mart Stores, Inc.:
Expiration: April, 2013, Exercise Price: $70.00	100	$48,000
Yum! Brands, Inc.:
Expiration: April, 2013, Exercise Price: $67.50	100	45,500
Total Written Call Options (Premiums received $273,890)		$439,375

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities
March 31, 2013

	Vice	Generation Wave
	Fund	Growth Fund
ASSETS
Investments, at cost	$93,162,633	$13,721,673
Investments, at value	132,518,573	14,050,453
Cash	—	12,110
Income Receivable	529,263	29,950
Receivable for capital shares sold	423,453	—
Receivable for investments sold	808,335	439,980
Other assets	29,520	6,015
TOTAL ASSETS	134,309,144	14,538,508
LIABILITIES
Written options, at value (premiums received
of $982,687 and $273,890, respectively) (Note 2)	1,119,164	439,375
Payable for distribution fees	72,681	—
Payable to affiliates	107,481	30,295
Payable to Advisor	108,198	20,439
Payable to Trustees	1,000	1,466
Payable for capital shares redeemed	163,676	14,668
Accrued expenses and other liabilities	57,604	37,437
TOTAL LIABILITIES	1,629,804	543,680
NET ASSETS	$132,679,340	$13,994,828

Net assets consist of:
Paid-in capital	$125,467,013	$18,924,230
Net investment income	1,474,906	100,334
Accumulated net realized loss	(33,482,042)	(5,193,031)
Net unrealized appreciation (depreciation)
on investments
Investments	39,359,250	328,780
Purchased options	(3,310)	—
Written options	(136,477)	(165,485)
NET ASSETS	$132,679,340	$13,994,828

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS (Continued)

Statements of Assets and Liabilities
March 31, 2013

	Vice	Generation Wave
	Fund	Growth Fund
Investor Class:
Net Assets	$126,487,504	$13,994,828
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	5,187,059	1,711,691
Net asset value, redemption price
and offering price per share(1)	$24.39	$8.18

Class A:
Net Assets	$3,032,866
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	124,633
Net asset value, redemption price and
offering price per share(1)	$24.33
Maximum offering price per share (net asset value
per share divided by 0.9425)(2)	$25.81

Class C:
Net Assets	$3,158,970
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	130,764
Net asset value, redemption price
(may be subject to contingent deferred sales charge)
and offering price per share(1)(3)	$24.16

(1)	A redemption fee of 1.00% is assessed against shares redeemed within 60 days of purchase.
(2)	Reflects a maximum sales charge of 5.75%.
(3)	A contingent deferred sales charge (CDSC) of 1.00% may be charged on shares redeemed within twelve months of purchase.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Operations
For The Year Ended March 31, 2013

	Vice	Generation Wave
	Fund	Growth Fund
INVESTMENT INCOME
Dividend income (Net of foreign withholding
tax of $59,853 and $1,694, respectively)	$3,388,438	$351,974
Interest income	3,244	1,574
TOTAL INVESTMENT INCOME	3,391,682	353,548
EXPENSES
Advisory fees (Note 3)	992,588	130,941
Distribution fees - Investor Class (Note 3)	255,166	—
Distribution fees - Class A (Note 3)	2,865	—
Distribution fees - Class C (Note 3)	12,708	—
Transfer agent fees and expenses (Note 3)	120,235	19,479
Administration fees (Note 3)	81,167	36,273
Federal and state registration fees	59,999	21,995
Legal fees	39,349	32,132
Custody fees (Note 3)	33,244	18,490
Fund accounting fees (Note 3)	30,578	28,472
Reports to shareholders	21,405	4,156
Chief compliance officer fees and expenses	15,739	15,739
Audit fees	14,974	15,875
Trustees’ fees and related expenses	13,256	14,466
Other expenses	32,337	7,914
TOTAL EXPENSES BEFORE INTEREST EXPENSE	1,725,610	345,932
Interest expense (Note 6)	2,074	57
TOTAL EXPENSES	1,727,684	345,989
Less waivers by Advisor (Note 3)	—	(104,840)
NET EXPENSES	1,727,684	241,149
NET INVESTMENT INCOME	1,663,998	112,399
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain (loss) from security transactions
Investments	1,947,083	1,095,942
Purchased options (Note 2)	(76,493)	(156,665)
Written options (Note 2)	2,168,321	901,353
Change in net unrealized appreciation/depreciation on investments
Investments	12,624,583	(340,612)
Purchased options (Note 2)	(3,310)	(612)
Written options (Note 2)	(49,632)	(101,555)
REALIZED AND UNREALIZED GAIN ON INVESTMENTS	16,610,552	1,397,851
NET INCREASE IN NET ASSETS FROM OPERATIONS	$18,274,550	$1,510,250

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets	Vice Fund

	Year Ended	Year Ended
	March 31, 2013	March 31, 2012
FROM OPERATIONS
Net investment income	$1,663,998	$688,464
Net realized gain (loss) on:
Investments	1,947,083	6,700,413
Purchased options	(76,493)	(9,302)
Written options	2,168,321	1,639,073
Change in net unrealized appreciation/depreciation on:
Investments	12,624,583	3,777,533
Purchased options	(3,310)	—
Written options	(49,632)	16,163
Net increase in net assets from operations	18,274,550	12,812,344
FROM DISTRIBUTIONS
Net investment income:
Investor Class	821,182	853,745
Class A	6,027	—
Class C	6,306	—
Net decrease in net assets
resulting from distributions paid	(833,515)	(853,745)
FROM CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	48,930,618	23,017,964
Net asset value of shares issued in
reinvestment of distributions to shareholders	793,175	807,289
Payments for shares redeemed	(26,939,143)	(22,409,625)
Redemption fees	21,773	18,294
Net increase in net assets from
capital share transactions	22,806,423	1,433,922
TOTAL INCREASE IN NET ASSETS	40,247,458	13,392,521
NET ASSETS
Beginning of period	92,431,882	79,039,361
End of period (includes undistributed net investment
income of $1,474,906 and $646,397, respectively)	$132,679,340	$92,431,882

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets	Generation Wave Growth Fund

	Year Ended	Year Ended
	March 31, 2013	March 31, 2012
FROM OPERATIONS
Net investment income	$112,399	$62,088
Net realized gain (loss) on:
Investments	1,095,942	281,346
Purchased options	(156,665)	—
Written options	901,353	535,797
Change in net unrealized appreciation/depreciation on:
Investments	(340,612)	(1,965,629)
Purchased options	(612)	612
Written options	(101,555)	(63,930)
Net increase (decrease) in net assets from operations	1,510,250	(1,149,716)
FROM DISTRIBUTIONS
Net investment income	(75,594)	—
Net decrease in net assets
resulting from distributions paid	(75,594)	—
FROM CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	207,687	344,562
Net asset value of shares issued in
reinvestment of distributions to shareholders	74,234	—
Payments for shares redeemed	(1,858,219)	(5,120,410)
Redemption fees	62	118
Net decrease in net assets from
capital share transactions	(1,576,236)	(4,775,730)
TOTAL DECREASE IN NET ASSETS	(141,580)	(5,925,446)
NET ASSETS
Beginning of period	14,136,408	20,061,854
End of period (includes undistributed net investment
income of $100,334 and $62,488, respectively)	$13,994,828	$14,136,408

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Financial Highlights – Investor Class	Vice Fund

Per Share Data for a Share Outstanding Throughout each Period

	Year Ended March 31,
	2013		2012		2011	2010		2009
Net Asset Value, Beginning of Period	$20.95		$18.12		$15.42	$11.67		$20.57
Income (loss) from investment operations:
Net investment income(2)	0.30		0.16		0.21	0.20		0.29
Net realized and unrealized
gain (loss) on investments	3.32		2.86		2.67	3.84		(9.09)
Total from investment operations	3.62		3.02		2.88	4.04		(8.80)
Less distributions:
Dividends from net investment income	(0.18)		(0.19)		(0.18)	(0.29)		(0.03)
From net realized gain on investments	—		—		—	—		(0.07)
Total distributions	(0.18)		(0.19)		(0.18)	(0.29)		(0.10)
Paid-in capital from
redemption fees (Note 2)(3)	0.00		0.00		0.00	0.00		0.00
Net Asset Value, End of Period	$24.39		$20.95		$18.12	$15.42		$11.67
Total Return	17.44%		16.79%		19.01%	35.06%		(42.83)%
Supplemental Data and Ratios:
Net assets at end of period (000’s)	$126,488		$91,824		$79,039	$76,730		$70,986
Ratio of expenses to average net assets:
Before waiver and
expense reimbursement	1.64%		1.72%		1.79%	1.99	%(1)	1.87	%(1)
After waiver and
expense reimbursement	1.64%		1.76%		1.81%	1.93	%(1)	1.88	%(1)
Ratio of net investment income to
average net assets:
Before waiver and
expense reimbursement	1.60%		0.88%		1.24%	1.16	%(4)	1.43	%(4)
After waiver and
expense reimbursement	1.60%		0.84%		1.22%	1.22	%(4)	1.42	%(4)
Portfolio turnover rate	11.90	%(5)	83.66	%(5)	21.18%	59.02%		26.67%

(1)
The ratio of expenses to average net assets includes dividends on short positions. The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding dividends on short positions were 1.84% and 1.78% for the year ended March 31, 2010, 1.74% and 1.75% for the year ended March 31, 2009.

(2)	Per share net investment income was calculated prior to tax adjustments.
(3)	Less than one cent per share.
(4)	The net investment income ratios include dividends on short positions.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Financial Highlights – Class A	Vice Fund

Per Share Data for a Share Outstanding Throughout each Period

	Year Ended	Period Ended
	March 31, 2013	March 31, 2012(1)
Net Asset Value, Beginning of Period	$20.94	$18.14
Income (loss) from investment operations:
Net investment income(2)	0.24	0.10
Net realized and unrealized gain on investments	3.36	2.70
Total from investment operations	3.60	2.80
Less distributions:
Dividends from net investment income	(0.21)	—
Total distributions	(0.21)	—
Paid-in capital from redemption fees (Note 2)	0.00 (7)	0.00
Net Asset Value, End of Period	$24.33	$20.94
Total Return(4)	17.40%	15.44	%(3)(4)
Supplemental Data and Ratios:
Net assets at end of period (000’s)	$3,033	$193
Ratio of expenses to average net assets	1.64%	1.73	%(6)
Ratio of net investment income to average net assets	1.60%	3.36	%(6)
Portfolio turnover rate(5)	11.90%	83.66%

(1)	The Vice Fund Class A shares commenced operations on December 8, 2011.
(2)	Per share net investment income was calculated prior to tax adjustments.
(3)	Not annualized.
(4)	Based on net asset value, which does not reflect the sales charge.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(6)	Annualized.
(7)	Less than one cent per share.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Financial Highlights – Class C	Vice Fund

Per Share Data for a Share Outstanding Throughout each Period

	Year Ended	Period Ended
	March 31, 2013	March 31, 2012(1)
Net Asset Value, Beginning of Period	$20.90	$18.14
Income (loss) from investment operations:
Net investment income(2)	0.17	0.07
Net realized and unrealized gain on investments	3.26	2.69
Total from investment operations	3.43	2.76
Less distributions:
Dividends from net investment income	(0.17)	—
Total distributions	(0.17)	—
Paid-in capital from redemption fees (Note 2)	0.00 (7)	—
Net Asset Value, End of Period	$24.16	$20.90
Total Return(4)	16.56%	15.21	%(3)(4)
Supplemental Data and Ratios:
Net assets at end of period (000’s)	$3,159	$415
Ratio of expenses to average net assets	2.39%	2.46	%(6)
Ratio of net investment income to average net assets	0.85%	2.63	%(6)
Portfolio turnover rate(5)	11.90%	83.66%

(1)	The Vice Fund Class C shares commenced operations on December 8, 2011.
(2)	Per share net investment income was calculated prior to tax adjustments.
(3)	Not annualized.
(4)	Based on net asset value, which does not reflect the sales charge.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(6)	Annualized.
(7)	Less than one cent per share.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Financial Highlights	Generation Wave Growth Fund

Per Share Data for a Share Outstanding Throughout each Period

	Year Ended March 31,
	2013	2012	2011		2010	2009
Net Asset Value, Beginning of Period	$7.36	$7.79	$6.85		$5.26	$9.88
Income (loss) from investment operations:
Net investment income	0.07 (2)	0.03 (2)	0.00	(2)(3)	—	0.04	(1)(2)
Net realized and unrealized
gain (loss) on investments	0.79	(0.46)	0.94			(3.28)
Total from investment operations	0.86	(0.43)	0.94		1.64	(3.24)
Less distributions paid:
From net investment income	(0.04)	—	—		(0.05)	—
From net realized gain on investments	—	—	—		—	(1.38)
Total distributions paid	(0.04)	—	—		(0.05)	(1.38)
Net Asset Value, End of Period	$8.18	$7.36	$7.79		$6.85	$5.26
Total Return	11.76%	(5.52)%	13.72%		31.14%	(33.33)%
Supplemental Data and Ratios:
Net assets at end of period (000’s)	$13,995	$14,136	$20,062		$20,807	$19,167
Ratio of expenses to average net assets(4)
Before waiver and
expense reimbursement	2.51%	2.30%	2.00%		2.03%	1.90%
After waiver and
expense reimbursement	1.75%	1.75%	1.75%		1.67%	1.50%
Ratio of net investment income (loss)
to average net assets(4)
Before waiver and
expense reimbursement	0.06%	(0.17)%	(0.27)%		(0.38)%	0.12%
After waiver and
expense reimbursement	0.82%	0.38%	(0.02)%		(0.02)%	0.52%
Portfolio turnover rate	34.28%	127.99%	82.62%		129.08%	76.87%

(1)	Recognition of investment income by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.
(2)	Per share net investment income was calculated prior to tax adjustments.
(3)	Less than one cent per share.
(4)	Does not include expenses of investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2013

(1)	Organization

USA MUTUALS (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated March 20, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Vice Fund and the Generation Wave Growth Fund (the “Funds”), each represent a distinct, non-diversified portfolio with its own investment objectives and policies within the Trust.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The assets of the Trust are segregated, and a shareholder’s interest is limited to the Funds in which shares are held.  Each Fund is currently authorized to offer Class A, Class C and Investor Class shares.  Investor Class shares of each Fund are offered in a separate prospectus and SAI.  The three classes differ principally in their respective distribution expense arrangements as well as their respective sales and redemption fee arrangements.  All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.  Class A shares are subject to an initial maximum sales charge of 5.75% imposed at the time of purchase.  The sales charge declines as the amount purchased increases in accordance with the Funds’ prospectus.  Class C shares are subject to a 1.00% contingent deferred sales charge for redemptions made within twelve months of purchase, in accordance with the Funds’ prospectus.  The contingent deferred sales charge for these Class C shares is based on the net asset value of the shares at the time of purchase.  Investor Class shares are no-load shares.

The Vice Fund Investor Class became effective and commenced operations on August 30, 2002.  The Vice Fund Class A and Class C shares became effective and commenced operations on December 8, 2011.  The Generation Wave Growth Fund became effective and commenced operations on June 21, 2001.  While the Generation Wave Growth Fund’s Class A and Class C shares are effective, only Investor Class shares have been offered and issued to date.

The Funds are managed by Mutuals Advisors, Inc. (the “Advisor”).

The investment objective of the Vice Fund is long-term growth of capital.  The investment objective of the Generation Wave Growth Fund is capital appreciation over the long term while at times providing a low level of current income.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)  Investment Valuation
Securities traded on a national securities exchange are valued at the latest reported sale price on such exchange.  Exchange-traded securities and funds for which there were no transactions are valued at the latest bid prices.  Mutual funds are valued at their respective net asset values (“NAVs”).  Most underlying fund securities are valued primarily on the basis of current market quotations or on the basis of information furnished by a pricing service.

All equity securities that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2013

Official Closing Price (“NOCP”).  Debt securities (other than short-term obligations) are valued at prices furnished by a pricing service, subject to review by the Funds’ Advisor.  Short-term obligations (maturing within 60 days) are valued on an amortized cost basis, which approximates fair value.  Securities for which market quotations are not readily available and other assets for which market quotations do not accurately reflect fair value for a security held by an underlying fund or if the value of a security held by an underlying fund has been materially affected by events occurring after the close of the applicable exchange or market on which the security is principally traded (e.g., a foreign exchange or market), that security may be valued at its fair value as determined by the Advisor under the supervision of the Funds’ Board of Trustees.  When the NAV of an underlying fund is unavailable, it is valued at fair value as determined by the Advisor under the supervision of the Funds’ Board of Trustees. When determining fair value, the following factors are taken into consideration: (i) fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and the lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and the lowest ask price across the exchange where the option is traded.  Non-exchange traded options will also be valued at the mean between bid and asked prices.  “Fair value” of other private options are valued by the Advisor under the supervision of the Funds’ Board of Trustees.

The Funds have adopted fair valuation accounting standards which establish an authoritative definition of fair value and a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs), and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the fair value of the Funds’ investments.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
Level 2 –	Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc).

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2013

Level 3 –	Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can vary between investments, and are affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Advisor, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Advisor. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ net assets as of March 31, 2013:

Vice Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$126,282,288	$—	$—	$126,282,288
Preferred Stock	3,809,700			3,809,700
Purchased Option	18,200	—	—	18,200
Right	84,347	—	—	84,347
Short Term Investments
Investment Company	824,494	—	—	824,494
U.S. Treasury Bill	—	1,499,544	—	1,499,544
	$824,494	$1,499,544	$—	$2,324,038
Total*	$131,019,029	$1,499,544	$—	$132,518,573
Written Options	$(985,664)	$(133,500)	$—	$(1,119,164)

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2013

Generation Wave Growth Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$13,115,610	$—	$—	$13,115,610
Sector Fund	274,200	—	—	274,200
Short Term Investments
Investment Company	160,675	—	—	160,675
U.S. Treasury Bill	—	499,968	—	499,968
	$160,675	$499,968	$—	$660,643
Total*	$13,550,485	$499,968	$—	$14,050,453
Written Call Options	$(423,125)	$(16,250)	$—	$(439,375)

*	Additional information regarding the industry and/or geographical classification of these investments is disclosed in the Portfolio of Investments.

There were no transfers into or out of Level 1 and Level 2 or Level 3 fair value measurements during the reporting period for the Funds, as compared to their classification from the prior annual report.  It is the Funds’ policy to consider transfers into or out of Level 1 and Level 2 or Level 3 as of the end of the reporting period.

(b)  Federal Income Taxes
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as regulated investment companies and will make the  requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

Management has reviewed the Funds’ tax positions for all tax periods open to examination by the applicable U.S. federal and state tax jurisdictions. As of and during the year ended March 31, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as interest and other expense, respectively, in the statements of operations. The statute of limitations on the Funds’ tax returns remains open for the years ended March 31, 2010 through March 31, 2013.

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2013

As of March 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	Vice	Generation Wave
	Fund	Growth Fund
Cost basis of investments for
federal income tax purposes	$95,616,407	$13,862,666
Gross tax unrealized appreciation	$39,865,297	$574,240
Gross tax unrealized depreciation	(2,963,131)	(386,453)
Net tax unrealized appreciation	36,902,166	187,787
Undistributed ordinary income	1,474,906	95,605
Total distributable earnings	1,474,906	95,605
Other accumulated losses	(31,164,745)	(5,212,794)
Total accumulated gains (losses)	$7,212,327	$(4,929,402)

The difference between book-basis and tax-basis unrealized appreciation is attributed primarily to the tax deferral of losses on wash sales and other temporary differences.

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. For the year ended March 31, 2013, the Vice Fund and the Generation Wave Growth Fund utilized prior years’ capital losses in the amount of $6,072,633 and $2,006,726, respectively.  At March 31, 2013, the Funds had the following capital loss carryforwards:

	Generation Wave
Vice Fund	Growth Fund	Expiration
$(627,232)	$—	03/31/17
$(30,096,173)	$(5,019,678)	03/31/18

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. At March 31, 2013, the Funds did not have capital loss carryforwards with an indefinite expiration.

  At March 31, 2013, the Generation Wave Growth Fund deferred post-October losses of $29,813.  At March 31, 2013, the Vice Fund deferred no post-October losses.

(c)  Distributions to Shareholders

The Funds will distribute any net investment income and any net realized long- or short-term capital gains at least annually.  Distributions from net realized gains for book

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2013

purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date.  The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.  The tax character of distributions paid during the years ended March 31, 2013 and March 31, 2012 was as follows:

	Year Ended		Year Ended
	March 31, 2013		March 31, 2012
		Long-Term		Long-Term
	Ordinary	Capital	Ordinary	Capital
	Income	Gains	Income	Gains
Vice Fund	$833,515	$—	$853,745	$—
Generation Wave Growth Fund	$75,594	$—	$—	$—

(d)  Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(e)  Share Valuation
The NAV per share of the Funds is calculated by dividing the sum of the value of the securities held by the Funds, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The Funds charge a 1.00% redemption fee on shares held less than 60 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as paid-in capital and such fees become part of each Fund’s daily NAV calculation.

(f)  Short Positions
The Vice Fund or the Generation Wave Growth Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Funds sell a security short, they must borrow the security sold short and deliver it to the broker-dealer through which they made the short sale.  A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.  For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability.  The amount of the liability is subsequently marked-to-market to reflect the current fair value of the short positions. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities. The Funds are liable for any dividends or interest payable on securities while those securities are in a short position. As collateral for its short positions, the Funds are required under the 1940 Act to maintain

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2013

segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are valued consistent with Note 2a above. The amount of segregated assets are required to be adjusted daily to reflect changes in the fair value of the securities sold short. The Fund’s deposits on securities sold short are with one major security dealer. The Funds do not require this broker to maintain collateral in support of the receivable for proceeds on securities sold short.  As of March 31, 2013, the Funds were not invested in short positions.

(g)  Options
The Funds may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Funds have the right, but not the obligation, to purchase a security at the exercise price during the exercise period.  As the writer of a call option, the Funds have the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Funds have the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Funds have the obligation to buy the underlying security at the exercise price during the exercise period.  The premium that the Funds pay when purchasing a call option or receive when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the fair value of an option.  A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.  An option that is purchased or written by the Funds is generally valued at the composite price based on the last trade on a given business day or, if there are no trades for the option, composite option pricing calculates the mean of the highest bid price and the lowest ask price across the exchange where the option is traded.  Non-exchange traded options will also be valued at the mean between bid and asked prices.  Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from written options.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds.

The Funds may use options to generate income and to hedge against losses caused by declines in the prices of stocks in their portfolios or for any other permissible purpose consistent with the Funds’ investment objectives.  A risk of using derivatives is that the counterparty to a derivative may fail to comply with their obligation to the Funds.

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2013

The number of option contracts written and the premiums received by the Vice Fund during the year ended March 31, 2013, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	6,424	$911,883
Options written	56,992	5,288,890
Corporate actions	312	—
Options expired	(17,133)	(1,686,872)
Options covered	(19,607)	(1,921,701)
Options exercised	(16,669)	(1,609,513)
Options outstanding, end of period	10,319	$982,687

The number of option contracts written and the premiums received by the Generation Wave Growth Fund during the year ended March 31, 2013, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	1,764	$238,394
Options written	19,672	1,885,021
Corporate actions	200	—
Options expired	(8,044)	(697,158)
Options covered	(2,468)	(356,905)
Options exercised	(7,819)	(795,462)
Options outstanding, end of period	3,305	$273,890

The number of option contracts purchased and the premiums paid by the Vice Fund during the year ended March 31, 2013, were as follows:

	Number of Contracts	Premiums Paid
Options outstanding, beginning of period	—	$—
Options purchased	2,752	311,734
Options sold	(1,800)	(193,590)
Options expired	(52)	(208)
Options exercised	(700)	(96,426)
Options outstanding, end of period	200	$21,510

The number of option contracts purchased and the premiums paid by the Generation Wave Growth Fund during the year ended March 31, 2013, were as follows:

	Number of Contracts	Premiums Paid
Options outstanding, beginning of period	600	$19,788
Options purchased	2,761	347,136
Options sold	(2,000)	(237,688)
Options expired	(1,300)	(125,820)
Options exercised	(61)	(3,416)
Options outstanding, end of period	—	$—

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2013

The following is a summary of the fair value of derivative instruments on the Statement of Assets and Liabilities as of March 31, 2013:

Derivative Investment Type	Value	Location
Liability Derivatives
Vice Fund
Written Options – equity contracts	$(1,119,164)	Written options, at value

Asset Derivative
Purchased Options – equity contracts	$18,200	Investments, at value

Generation Wave Growth Fund
Written Options – equity contracts	$(439,375)	Written options, at value

The following is a summary of the effect of derivative investments on the Statement of Operations for the year ended March 31, 2013:

	Realized Gain
Derivative Investment Type	(Loss) on Options	Location
Vice Fund
Written Options – equity contracts	$2,168,321	Net realized gain (loss)
		from written options

Purchased Options – equity contracts	$(76,493)	Net realized gain (loss)
		from purchased options
Generation Wave Growth Fund
Written Options – equity contracts	$901,353	Net realized gain (loss)
		from written options

Purchased Options – equity contracts	$(156,665)	Net realized gain (loss)
		from purchased options

	Change in
	Unrealized
	Appreciation/
	Depreciation
Derivative Investment Type	on Options	Location
Vice Fund
Written Options – equity contracts	$(49,632)	Change in net unrealized
		appreciation/depreciation
		on written options

Purchased Options – equity contracts	$(3,310)	Change in net unrealized
		appreciation/depreciation
		on purchased options
Generation Wave Growth Fund
Written Options – equity contracts	$(101,555)	Change in net unrealized
		appreciation/depreciation
		on written options

Purchased Options – equity contracts	$(612)	Change in net unrealized
		appreciation/depreciation
		on purchased options

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2013

(h)  Other
Investment transactions and shareholder transactions are accounted for on the trade date. The Funds determine the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.  Expenses incurred by the Funds that do not relate to a specific Fund or Class are allocated to the individual Funds and Classes based on each Fund’s and Class’s relative net assets or other appropriate basis (as determined by the Board of Trustees).

(i)  Foreign Currency Translation
Values of investments denominated in foreign currencies are converted to U.S. dollars using a spot market rate of exchange on the day of valuation.  Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions.  The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

(j)  Reclassifications of Capital Accounts
GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended March 31, 2013, the following table shows the reclassifications made:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid In
	Income/(Loss)	Gain/(Loss)	Capital
Vice Fund	(1,974)	1,974	—
Generation Wave Growth Fund	1,041	(1,041)	—

(k)  Subsequent Events
In preparing these financial statements, management has performed an evaluation of subsequent events after March 31, 2013.  On May 28, 2013, the Board of Trustees (the “Board”) accepted the resignation of David E. Scott from his role as Chief Compliance Officer of the Trust, effective June 30, 2013.  Management is currently in the process of searching for a replacement for Mr. Scott.

(3)	Transactions with Affiliates

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor, with whom officers of the Trust are affiliated, to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Advisor for its management services at the annual rate of 0.95% of each Fund’s average daily net

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2013

assets. For the year ended March 31, 2013, the Vice Fund and the Generation Wave Growth Fund incurred $992,588 and $130,941 in advisory fees, respectively.

The Advisor has contractually agreed to waive, through July 31, 2013, its management fee and/or reimburse the Funds’ other normal operating expenses (excluding dividends on short positions and interest expense) to the extent necessary to ensure that the Funds’ operating expenses do not exceed 1.85% for Investor Class and Class A shares and 2.60% for Class C shares of the Vice Fund’s average daily net assets and 1.75% of the Generation Wave Growth Fund’s average daily net assets. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Funds’ expense limitation cap, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years after the end of the fiscal year in which the fee was waived or reimbursed.  Expenses will only be recouped if the current expense ratio is lower than the expense cap in place at the time such expense was waived.  For the year ended March 31, 2013, $104,840 was waived by the Advisor for the Generation Wave Growth Fund.  The Vice Fund did not waive or recoup any expenses during the year ended March 31, 2013.

As of March 31, 2013, the Vice Fund has no remaining waived or reimbursed expenses subject to potential recoupment.  The following table shows the remaining waived or reimbursed expenses in the Generation Wave Growth Fund subject to potential recoupment expiring in:

Generation Wave
Growth Fund
2014	47,606
2015	89,429
2016	104,840

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Funds. For the year ended March 31, 2013, the Vice Fund and the Generation Wave Growth Fund incurred $30,578 and $28,472 in accounting fees, $81,167 and $36,273 in administration fees, $120,235 and $19,479 in transfer agency fees and $33,244 and $18,490 in custodian fees, respectively.

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Vice Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets for Investor Class and Class A shares and 1.00% for Class C shares for services to prospective Fund shareholders and distribution of Fund shares. Quasar Distributors, LLC is affiliated with a Trustee of the Trust, U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A.  During the year ended March 31, 2013, the Vice Fund Investor Class accrued expenses of $255,166, the Vice Fund Class A accrued expenses of $2,865 and the Vice Fund Class C accrued expenses of $12,708 pursuant to the 12b-1 Plan.

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2013

(4)	Capital Share Transactions

Transactions in shares of the Vice Fund Investor Class were as follows:

	Year Ended		Year Ended
	March 31, 2013		March 31, 2012
	Amount	Shares	Amount	Shares
Beginning shares		4,383,960		4,361,522
Shares sold	$43,887,451	2,007,887	$22,442,922	1,186,699
Shares issued to holders
in reinvestment
of distributions	780,906	38,149	807,289	42,646
Shares redeemed	(26,879,704)	(1,242,937)	(22,391,331)	(1,206,907)
Net increase	$(17,788,653)	803,099	$858,880	22,438
Ending shares		5,187,059		4,383,960

Transactions in shares of the Vice Fund Class A were as follows:

	Year Ended		Year Ended
	March 31, 2013		March 31, 2012*
	Amount	Shares	Amount	Shares
Beginning shares		9,226		—
Shares sold	$2,566,406	115,748	$181,198	9,226
Shares issued to holders in
reinvestment of distributions	5,988	293	—	—
Shares redeemed	(14,365)	(634)	—	—
Net increase	$2,558,029	115,407	$181,198	9,226
Ending shares		124,633		9,226

Transactions in shares of the Vice Fund Class C were as follows:

	Year Ended		Year Ended
	March 31, 2013		March 31, 2012*
	Amount	Shares	Amount	Shares
Beginning shares		19,859		—
Shares sold	$2,476,761	111,684	$393,844	19,859
Shares issued to holders in
reinvestment of distributions	6,281	308	—	—
Shares redeemed	(23,301)	(1,087)	—	—
Net increase	$2,459,741	110,905	$393,844	19,859
Ending shares		130,764		19,859

*	The Vice Fund Class A shares and the Vice Fund Class C shares commenced operations on December 8, 2011.

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2013

Transactions in shares of the Generation Wave Growth Fund were as follows:

	Year Ended		Year Ended
	March 31, 2013		March 31, 2012
	Amount	Shares	Amount	Shares
Beginning shares		1,919,562		2,573,741
Shares sold	$207,687	27,572	$344,562	49,553
Shares issued to holders in
reinvestment of distributions	74,234	10,239	—	—
Shares redeemed	(1,858,157)	(245,682)	(5,120,292)	(703,732)
Net increase	$(1,576,236)	(207,871)	$(4,775,730)	(654,179)
Ending shares		1,711,691		1,919,562

(5)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments and option transactions for the Funds for the year ended March 31, 2013, are summarized below:

		Generation Wave
	Vice Fund	Growth Fund
Purchases	92,939,077	32,544,900
Sales	12,283,235	4,397,014

There were no purchases or sales of U.S. government securities.

(6)	Credit Facility

U.S. Bank, N.A. (the “Bank”) has made available to the Funds a credit facility pursuant to a Loan and Security Agreement for the Funds which matures, unless renewed, on March 10, 2014 for the purpose of purchasing portfolio securities.  The Funds may borrow up to the lesser of $8,500,000 and $1,500,000 or certain percentage amounts based on the net assets of the Funds, for the Vice Fund and Generation Wave Growth Fund, respectively.

The interest rate paid by the Funds on outstanding borrowings is equal to the Prime Rate, which was 3.25% as of March 31, 2013.  During the year ended March 31, 2013, the Vice Fund had average outstanding borrowings of $62,937 under the credit facility and paid a weighted average interest rate of 3.25%.  During the year ended March 31, 2013, the Generation Wave Growth Fund had average outstanding borrowings of $1,737 under the credit facility and paid a weighted average interest rate of 3.25%.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
USA MUTUALS

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments and schedules of options written, of USA MUTUALS, comprising the Vice Fund and the Generation Wave Growth Fund (the “Funds”), as of March 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting USA MUTUALS as of March 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
May 30, 2013

ADDITIONAL INFORMATION

Information about Trustees

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees.  Information pertaining to the Trustees of the Funds is set forth below.  The Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-866-264-8783.

Non-Interested Trustees

		Term of	Principal	Number of	Other
	Position	Office and	Occupation	Portfolios	Directorships
Name,	Held with	Length of	During Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee
Michael D. Akers, Ph.D.	Independent	Indefinite term;	Professor and	2	Independent
615 E. Michigan Street	Trustee	Since 2001	Chair, Department		Trustee, Trust for
Milwaukee, WI 53202			of Accounting,		Professional
Age: 58			Marquette		Managers (an
			University		open-end investment
			(2004 - present)		company with
twenty eight
portfolios)

Gary A. Drska	Independent	Indefinite term;	Pilot, Frontier/	2	Independent
615 E. Michigan Street	Trustee	Since 2001	Midwest Airlines		Trustee, Trust for
Milwaukee, WI 53202		(Airline Company)			Professional
Age: 56			(1985 - present)		Managers (an
open-end investment
company with
twenty eight
portfolios)

Interested Trustee and Officers

		Term of	Principal	Number of	Other
	Position(s)	Office and	Occupation	Portfolios	Directorships
Name,	Held with	Length of	During Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee
Joseph C. Neuberger*	Trustee	Indefinite term;	Executive	2	Trustee, Trust for
615 E. Michigan Street	and	Since 2001	Vice President,		Professional
Milwaukee, WI 53202	Chairperson		U.S. Bancorp Fund		Managers (an
Age: 51			Services, LLC		open-end
			(1994 - present)		investment
company with
twenty eight
portfolios); Trustee,
Buffalo Funds (an
open-end
investment
company with
ten portfolios)

*
This trustee is considered an “interested person” as defined in the 1940 Act because of his affiliation with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide fund accounting, administration, transfer agency and custodian services to the Funds.

ADDITIONAL INFORMATION (Continued)

Interested Trustee and Officers (Continued)

		Term of	Principal
	Position(s)	Office and	Occupation
Name,	Held with	Length of	During Past
Address and Age	the Trust	Time Served	Five Years
Jerry Szilagyi	President	Indefinite term;	President, Mutuals Advisors,
Plaza of the Americas		Since 2011	Inc. (2011 - present);
700 N. Pearl Street,			Managing Member, Catalyst
Suite 900			Capital Advisors LLC (2006 - present);
Dallas, TX 75201			President, MFund Distributors LLC
Age: 51			(2012 - present); President,
MFund Services LLC (2012 - present);
President, Abbington Capital
Group LLC (1998 - present);
President, Cross Sound Capital LLC
(2011 - present); CEO, Thomas Lloyd
Global Asset Management
(Americas) LLC (2006 - 2010)

Gerald Sullivan	Treasurer	Indefinite term;	Treasurer, Mutuals Advisors, Inc.
Plaza of the Americas		Since 2013	(February 2013 - present); Portfolio
700 N. Pearl Street,			Manager, Mutuals Advisors, Inc.
Suite 900			(June 2011 - present); President,
Dallas, TX 75201			Industry Leaders Fund (March 1999 -
Age: 53			November 2008) and (August 2009 -
June 2012); CFO, Claramont
Investment Partners (February 1995 -
present); Acting CEO, Perftech Inc.
(October 2011 - present); CFO,
The Roadhouse Group LLC
(February 1995 - present)

Rachel A. Spearo	Secretary	Indefinite term;	Vice President, U.S. Bancorp Fund
615 E. Michigan Street		Since 2005	Services, LLC (2004 - present)
Milwaukee, WI 53202
Age: 33

David E. Scott	Chief	Indefinite term;	Managing Member,
521 Fifth Avenue,	Compliance	Since 2007	D.E. Scott & Associates,
Suite 1700	Officer		LLC (2005 - present).
New York, NY 10175
Age: 42

Tax Information

The Funds designate 100% of their ordinary income distribution for the year ended March 31, 2013 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended March 31, 2013, 100% of the dividends paid from net ordinary income for the Funds qualifies for the dividends received deduction available to corporate shareholders.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.  These include any advisor, sub-advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets.  These statements involve risks and uncertainties.  In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the advisor or portfolio manager to implement their strategies efficiently and effectively.  Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

PROXY VOTING POLICIES AND PROCEDURES

The Funds have adopted proxy voting policies and procedures that delegate to the Advisor, the authority to vote proxies.  A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-866-264-8783. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the most recent twelve month period ended June 30 are available without charge, upon request, by calling 1-866-264-8783 or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO DISCLOSURE INFORMATION

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends.  The Funds file the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters).  Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov.  Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-942-8090 (direct) or 1-800-SEC-0330 (general SEC number).

PRIVACY POLICY

The Funds collect non-public information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as required by law or in response to inquiries from governmental authorities.  We also disclose that information is provided to unaffiliated third parties (such as to the investment advisor to the Fund, and to brokers and custodians) only as permitted by law and only as needed for them to assist us in providing agreed services to you.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with nonaffiliated third parties.

Not part of the annual report.

USA MUTUALS

Vice Fund
Generation Wave Growth Fund

Investment Advisor	Mutuals Advisors, Inc.
Plaza of the Americas
700 North Pearl Street, Suite 900
Dallas, Texas 75201

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant	U.S. Bancorp Fund Services, LLC
and Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.  The Registrant has not made any amendments to its code of ethics during the period covered by this report.  The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. The Registrant’s code of ethics is incorporated herein by reference to its Form N-CSR filed on June 8, 2009.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael D. Akers is the audit committee financial expert and is considered to be independent in accordance with Commission rules.  Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  “All other fees” refer to the aggregate fees billed for products and services provided by the principal accountant other than “Audit fees”, “Audit-related fees” and “Tax fees”.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and all other fees by the principal accountant.

	FYE 3/31/2013	FYE 3/31/2012
Audit Fees	$26,000	$24,000
Audit-Related Fees	$0	$0
Tax Fees	$5,000	$5,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2013	FYE 3/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not including any sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence

Non-Audit Related Fees	FYE 3/31/2013	FYE 3/31/2012
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant does not currently have procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.  The Registrant’s independent trustees serve as its nominating committee.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)), are effective, based on an evaluation of such disclosure controls and procedures, as of a date within 90 days of the filing of the report that includes the disclosure required by this paragraph.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Previously filed with the Form N-CSR filed June 8, 2009 and incorporated herein by reference.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

USA MUTUALS

By           /s/Jerry Szilagyi
Jerry Szilagyi, President

Date     June 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By           /s/Jerry Szilagyi
Jerry Szilagyi, President

Date     June 7, 2013

By           /s/Gerry Sullivan
                Gerry Sullivan, Treasurer

Date     June 7, 2013